File No. 33-77472
                                                  File No. 811-08468

                                  SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                  [X]

Filed by party other than the Registrant [ ]


Check the appropriate box:


[ ]  Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or
     Rule 14a-12


                               Pioneer India Fund
                  (Name of Registrant as Specified in Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                              PIONEER INDIA FUND
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                                1-800-225-6292


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                    TO BE HELD TUESDAY, SEPTEMBER 15, 1998

     A Special Meeting of Shareholders of Pioneer India Fund, a Delaware business trust (the "Fund"), will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time, on Tuesday, September 15, 1998, to consider and act upon the following proposals:

    (1) To approve a change to the Fund's primary investment focus pursuant to which the Fund will be permitted to invest substantially all of its assets in securities of Asian issuers, including those in India;

    (2) To elect the nine Trustees named in the attached Proxy Statement to serve on the Board of Trustees until their successors have been duly elected and qualified;

    (3) To   approve   amendment   or  elimination  of  certain  of  the  Fund's
        fundamental  investment   restrictions,  as   described   in  the  Proxy
        Statement;

    (4) To   ratify   the  selection  of  Arthur  Andersen  LLP  as  the  Fund's independent public accountants for the fiscal year ending October 31, 1998; and

    (5) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record as of the close of business on July 6, 1998 are entitled to vote at the meeting or any adjournments thereof. The Proxy Statement and proxy card are being mailed to shareholders on or about July 17, 1998.

                               By Order Of The Board of Trustees,

                               Joseph P. Barri, Secretary

Boston, Massachusetts
July 17, 1998

                                -----------------

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.


                                                                       0698-5452

                              PIONEER INDIA FUND
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                                1-800-225-6292


                        SPECIAL MEETING OF SHAREHOLDERS

                              SEPTEMBER 15, 1998


                                PROXY STATEMENT

     This Proxy Statement is furnished to shareholders of Pioneer India Fund, a Delaware business trust (the "Fund"), in connection with the solicitation of proxies by the Board of Trustees for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time, on Tuesday, September 15, 1998, and at any adjournments thereof (the "Meeting"). This Proxy Statement and enclosed proxy are being mailed to shareholders on or about July 17, 1998. THE ANNUAL AND SEMIANNUAL REPORTS FOR THE FUND FOR THE FISCAL PERIODS ENDED OCTOBER 31, 1997 AND APRIL 30, 1998 HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. ADDITIONAL COPIES OF THESE REPORTS MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE FUND AT ITS EXECUTIVE OFFICES, 60 STATE STREET, BOSTON, MASSACHUSETTS 02109 OR BY CALLING 1-800-225-6292.

     Shareholders of record for the Fund as of the close of business on July 6, 1998 (the "Record Date") are entitled to vote on all of the Fund's business at the Meeting. As of the Record Date, there were outstanding 1,931,955.675 shares of beneficial interest of the Fund. To the knowledge of the management of the Fund, no person beneficially owned more than 5% of the outstanding shares of the Fund as of May 31, 1998 although Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, was the owner of record of 398,841.389 (20.38%) of the Fund's outstanding shares.

                                  PROPOSAL 1


           APPROVAL OF CHANGE TO THE FUND'S PRIMARY INVESTMENT FOCUS


GENERAL

     At a meeting held on June 3, 1998, the Trustees, including all of the Trustees who are not "interested persons" of the Fund, unanimously voted to approve and to recommend that the shareholders of the Fund approve a change to the Fund's primary investment focus allowing the Fund to broaden its investments to include the securities of companies in both Asia and the Indian Subcontinent (the "Proposed Change"). The name of the Fund would be changed to Pioneer Indo-Asia Fund.

THE PROPOSED CHANGE

     The Fund's investment objective is long-term growth of capital. Currently, the Fund pursues this objective by investing primarily in the securities of companies in India. Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities of Indian companies. Other investments may include (i) equity securities of other companies which may benefit from the Indian economy, (ii) debt securities issued by Indian companies or the government of India or its agencies or instrumentalities or (iii) certain short-term investments.

     If shareholders approve the Proposed Change, the Fund's investment objective will remain long-term capital growth. However, the Fund will pursue its investment objective by allocating its assets among securities of companies in Asia and the Indian Subcontinent ("Indo-Asian Issuers"). The Fund would, under normal circumstances, invest at least 65% of its total assets in the equity securities of Indo-Asian Issuers. Other investments would include (i) equity securities of other companies which may benefit from the economies of countries in Asia and the Indian Subcontinent; (ii) debt securities issued by companies in or the governments of countries in Asia and the Indian
Subcontinent, or their respective agencies or instrumentalities; or (iii) certain short-term investments. The specific allocation among countries would be determined from time to time by Pioneering Management Corporation ("PMC"), the investment manager to the Fund. There would not be a requirement to maintain a specific percentage of the Fund's assets in India or any other country. The Fund does not anticipate material changes to any of its other investment practices as a result of the Proposed Change, except to the extent described in this Proxy Statement or consistent with the change in the Fund's investment focus. In addition, Kothari Pioneer AMC Ltd. (the "Indian Adviser") would continue to act as the Fund's investment adviser in India and, subject to PMC's supervision, be responsible for managing the Fund's investments in the Indian securities market. PMC would determine what portion of the Fund's assets are invested in India from time to time. The proposal could have the effect of increasing the amount of the management fee retained by PMC because the compensation of the Indian Adviser is based upon the percentage of the Fund's assets invested in India and investments in India will represent a lower percentage of the Fund's assets.

     If the Proposed Change is approved, PMC intends to reduce its annual management fee from 1.25% to 1.10% of the Fund's average daily net assets. This reduction will help reduce the Fund's expenses and, together with the Proposed Change, is intended to make the Fund attractive to a broader group of investors.

     For purposes of the Fund's investment policies, the Indo-Asian countries include Australia, Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Mongolia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand, as well as any other country in Asia (other than Japan) to the extent that foreign investors are now or in the future permitted by applicable law to make such investments. For purposes of its investment policies, the Fund considers a company to be an Indo-Asian Issuer if it (i) is organized under the laws of a country in Asia or the Indian Subcontinent, (ii) derives at least 50% of its revenues from goods produced or sold, investments made, or services performed in a country in Asia or the Indian Subcontinent, or has at least 50% of its assets in a country in Asia or the Indian Subcontinent, or (iii) has securities that are traded principally on any stock exchange (including an over-the-counter exchange) located in Asia or the Indian Subcontinent. Allocation of the Fund's investments among these countries will depend upon PMC's views of the relative attractiveness of the Indo-Asian markets and particular issuers.

REASONS FOR THE PROPOSED CHANGE

     The Fund's current investment focus on equity securities of Indian issuers is believed to limit its ability to gather assets and compete efficiently against other mutual funds with similar investment objectives. The Fund believes that a focus on Indian issuers is too narrow for most investors who are looking at investment opportunities in Asia on a regional rather than a country specific basis. The Proposed Change will allow the Fund to take advantage of a broader range of investment opportunities and to allocate its assets across markets to seek investments in markets and issuers with the most favorable outlook.

     The  Proposed  Change  will  enable  the Fund to  diversify  its  portfolio holdings in a manner consistent with its focus on equity securities and consistent with the Fund's prior investment policies and strategies, subject only to a broader geographic focus. Although there are certain risks associated with investment in the securities of companies in Indo-Asian countries (described below), these risks are similar to the existing risks affecting the Fund's investments in the securities of Indian companies. In fact, the Proposed Change would likely lower the Fund's exposure to any individual country's market, political, economic or social risk as a result of the Fund's ability to diversify its investment focus among multiple countries.

     In considering the Proposed Change, the Trustees considered PMC's experience in managing international, regional and emerging markets investment portfolios. At March 31, 1998, PMC and its affiliates managed $2 billion of assets invested outside the United States, including approximately $700 million in emerging markets issuers. With respect to the portion of the Fund's assets invested in India, PMC will continue to draw upon the expertise of the Indian Adviser.

     The inability of the Fund to attract a significant asset base has also caused the Fund to incur significant expenses on a per share basis. The Fund's operating expenses for Class

A shares were 2.25% and 2.25% of average daily net assets for the fiscal periods ended October 31, 1997 and 1996, respectively. Without giving effect to a voluntary fee waiver and assumption of expenses by PMC, the Fund's expenses for Class A shares would have been 4.39% and 4.29%, respectively, of average daily net assets for those periods. The Proposed Change will enable the Fund to invest in the securities of a broader range of companies. As a result, the Fund may be able to gather assets more effectively and to take advantage of certain per share efficiencies associated with managing a larger pool of assets, such as lower fixed expenses.

SPECIAL RISKS OF INVESTMENTS IN INDO-ASIAN COUNTRIES

     Investing in the securities of Indo-Asian Issuers involves considerations and potential risks not typically associated with investing in the securities of issuers in the United States and other developed countries. However, these risks are similar to the risks of investments in securities of Indian issuers. The risks of investments in Indo-Asian Issuers may be related to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, securities markets compared to the securities markets in the United States and other developed countries; (ii) economic, political and social factors; and
(iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Fund's portfolio securities are denominated or quoted, exchange control regulations and costs associated with currency exchange. Unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries. During 1997 and 1998, the political stability, economies and securities and currency markets of many markets in the Indo-Asian region experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue or spread to other countries in the region.

     Economic, political and social instability in the region could significantly disrupt the principal financial markets in which the Fund proposes to invest. Investing in these countries involves the risk of loss of the Fund's investments resulting from expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Economies in the region may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Certain Indo-Asian countries have experienced substantial rates of inflation which have had, and may continue to have, very negative effects on their economies and securities markets. In addition, the economies in emerging countries generally depend heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

     Equity securities of most Indo-Asian Issuers are less liquid and are generally subject to greater price volatility than securities of issuers in the United States and other developed countries. Even the markets for relatively widely traded securities in Indo-Asian countries
may  not   be   able   to   absorb, without  price  disruptions,  a  significant
increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Accordingly, each of these markets may be more susceptible to the adverse effects of events generally affecting the market, and of trades of significant blocks of securities, than are usual for similar securities in the securities markets of developed countries. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times PMC determines to be appropriate. There may be less publicly available information about securities and issuers in the Indo-Asian region than is available with respect to U.S. securities and issuers. Indo-Asian Issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

     Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those of more developed markets. There may be times when settlement procedures are unable to keep pace with the volume of securities transactions and may not fully protect the Fund against loss or theft of its assets. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security.

     Certain Indo-Asian countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Fund's investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Fund's operation.

     The Fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain Indo-Asian countries with respect to the Fund's investments in those countries. These taxes will reduce the Fund's return. Treaties between the United States and such countries may not be available to reduce the otherwise applicable tax rates.

     The value of securities denominated or quoted in international currencies may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. The Fund may enter into forward contracts and other transactions to seek to hedge the currency risk, if any, in the Fund's portfolio. However, there may be no or only a limited market for currency transactions with respect to many of the Indo-Asian currencies. In addition, the precise matching of such hedging transactions and the value of the securities involved generally will not be possible.

TRUSTEES' RECOMMENDATION

     After considering the matters discussed above and other matters deemed relevant, the Trustees determined that the Proposed Change is fair and in the best interest of the Fund and its shareholders. At the June 3, 1998 meeting, the Trustees unanimously voted to recommend to the shareholders of the Fund that they approve the Proposed Change.

REQUIRED VOTE

     Adoption of Proposal 1 requires the approval of a majority of the outstanding voting securities of the Fund, which the Investment Company Act of 1940, as amended (the "1940 Act"), defines as the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund represented at the Meeting, if at least 50% of all outstanding shares of the Fund are represented at the Meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the Meeting (a "1940 Act Majority Vote").

     If Proposal 1 is not approved by the shareholders of the Fund, the Trustees will determine the appropriate course of action.

     FOR  THE  REASONS  SET  FORTH  ABOVE,  THE  TRUSTEES   RECOMMEND  THAT  THE
SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSED CHANGE.

                                  PROPOSAL 2

                         ELECTION OF BOARD OF TRUSTEES

     The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) FOR the election of the nine nominees named below as Trustees of the Fund. All of the nominees currently serve as Trustees.

     Each Trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named herein and indicated his or her willingness to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for such other person as shall be designated by the Board of Trustees.

     The following table sets forth each nominee's position(s) with the Fund, age, address, principal occupation or employment during the past five years, and directorships and indicates the year during which he or she first became a Trustee of the Fund. The table also shows the number of shares of beneficial interest of the Fund beneficially owned by each nominee, directly or indirectly, on May 31, 1998.

                                                                              SHARES OF BENEFICIAL
                                                                              INTEREST OF THE FUND
       NAME, AGE,                                                              BENEFICIALLY OWNED
    POSITION(S) WITH              PRINCIPAL OCCUPATION            FIRST      AND PERCENTAGE OF TOTAL
        THE FUND                     OR EMPLOYMENT              BECAME A      SHARES OUTSTANDING ON
       AND ADDRESS                AND DIRECTORSHIPS(1)           TRUSTEE         MAY 31, 1998(2)
------------------------   ---------------------------------   ----------   ------------------------
JOHN F. COGAN, JR.*        President, Chief Executive            1994                19,378.921
(71)                       Officer and a Director of The                             2.12% Class A
Chairman of the Board,     Pioneer Group, Inc. ("PGI");                              0.99% Fund
President and Trustee      Chairman and a Director of
60 State Street            PMC and Pioneer Funds
Boston, MA 02109           Distributor, Inc. ("PFD");
                           Director of Pioneering Services
                           Corporation ("PSC"), Pioneer
                           Capital Corporation ("PCC"),
                           Pioneer Real Estate Advisors,
                           Inc., Pioneer Forest, Inc.,
                           Pioneer Explorer, Inc., Pioneer
                           Management (Ireland) Ltd.
                           ("PMIL") and Closed Joint
                           Stock Company "Forest-
                           Starma"; President and
                           Director of Pioneer Metals and
                           Technology, Inc. ("PMT"),
                           Pioneer International Corp.
                           ("PIntl"), Pioneer First Russia,
                           Inc. ("First Russia"), and
                           Pioneer Omega, Inc.
                           ("Omega"); Chairman of the
                           Board and Director of Pioneer
                           Goldfields Limited ("PGL") and
                           Teberebie Goldfields Limited;
                           Chairman of the Supervisory
                           Board of Pioneer Fonds
                           Marketing, GmbH, Pioneer First
                           Polish Investment Fund Joint
                           Stock Company, S.A., and
                           Pioneer Czech Investment
                           Company, A.S.; Chairman,
                           President and Trustee of all of
                           the Pioneer mutual funds;
                           Director of Pioneer Global
                           Equity Fund Plc, Pioneer
                           Global Bond Fund Plc, Pioneer
                           DM Cashfonds Plc, Pioneer
                           European Equity Fund Plc,
                           Pioneer Central & Eastern
                           Europe Fund Plc and Pioneer
                           US Real Estate Fund Plc; and
                           Partner, Hale and Dorr LLP
                           (counsel to PGI and the Fund).

                                                                                SHARES OF BENEFICIAL
                                                                                INTEREST OF THE FUND
        NAME, AGE,                                                               BENEFICIALLY OWNED
     POSITION(S) WITH              PRINCIPAL OCCUPATION             FIRST      AND PERCENTAGE OF TOTAL
         THE FUND                      OR EMPLOYMENT              BECAME A      SHARES OUTSTANDING ON
       AND ADDRESS                 AND DIRECTORSHIPS(1)            TRUSTEE         MAY 31, 1998(2)
-------------------------   ----------------------------------   ----------   ------------------------
MARY K. BUSH                President, Bush & Co.                  1997                 -0-
(50)                        (international financial advisory
Trustee                     firm) since 1991; Director/
4201 Cathedral Ave. NW      Trustee of Mortgage Guaranty
Apt. 1016E                  Insurance Corporation, Novecon
Washington, DC 20016        Management Company, Hoover
                            Institution, Folger Shakespeare
                            Library, March of Dimes, Project
                            2000, Inc. (not-for-profit
                            educational organization), Small
                            Enterprise Assistance Fund and
                            Wilberforce University; Advisory
                            Board Member, Washington
                            Mutual Investors Fund
                            (registered investment
                            company); and Trustee of all of
                            the Pioneer mutual funds,
                            except Pioneer Variable
                            Contracts Trust.

RICHARD H. EGDAHL, M.D.     Alexander Graham Bell                  1994                 -0-
(71)                        Professor of Health Care
Trustee                     Entrepreneurship, Boston
Boston University           University; Professor of
Health Policy Institute     Management, Boston
55 Bay State Road           University School of
Boston, MA 02215            Management; Professor of
                            Public Health, Boston
                            University School of Public
                            Health; Professor of Surgery,
                            Boston University School of
                            Medicine; University Professor,
                            Boston University; Director,
                            Boston University Health Policy
                            Institute and Boston University
                            Program for Health Care
                            Entrepreneurship; Director,
                            CORE (management of
                            workers' compensation and
                            disability costs--Nasdaq
                            National Market); Director,
                            WellSpace (provider of
                            complementary health care);
                            Trustee, Boston Medical
                            Center; Honorary Trustee,
                            Franciscan Children's Hospital;
                            and Trustee of all of the
                            Pioneer mutual funds.

                                                                               SHARES OF BENEFICIAL
                                                                               INTEREST OF THE FUND
        NAME, AGE,                                                              BENEFICIALLY OWNED
     POSITION(S) WITH              PRINCIPAL OCCUPATION            FIRST      AND PERCENTAGE OF TOTAL
         THE FUND                      OR EMPLOYMENT             BECAME A      SHARES OUTSTANDING ON
        AND ADDRESS                AND DIRECTORSHIPS(1)           TRUSTEE         MAY 31, 1998(2)
--------------------------   --------------------------------   ----------   ------------------------
MARGARET B.W. GRAHAM         Founding Director, The               1994                   -0-
(51)                         Winthrop Group, Inc.
Trustee                      (consulting firm); Manager of
The Keep                     Research Operations, Xerox
P.O. Box 110                 Palo Alto Research Center,
Little Deer Isle, ME         from 1991 to 1994; Professor
04650                        of Operations Management and
                             Management of Technology
                             and Associate Dean, Boston
                             University School of
                             Management from 1989 to
                             1993; and Trustee of all of the
                             Pioneer mutual funds, except
                             Pioneer Variable Contracts
                             Trust.

JOHN W. KENDRICK             Professor Emeritus, George           1994                   -0-
(80)                         Washington University;
Trustee                      Director, American Productivity
6363 Waterway Drive          and Quality Center; Adjunct
Falls Church, VA 22044       Scholar, American Enterprise
                             Institute; Economic Consultant;
                             and Trustee of all of the
                             Pioneer mutual funds, except
                             Pioneer Variable Contracts
                             Trust.

MARGUERITE A. PIRET          President, Newbury, Piret &          1994                103.950
(50)                         Company, Inc. (merchant                                  0.01% Class A
Trustee                      banking firm); Trustee of                                0.00% Fund
One Boston Place             Boston Medical Center;
Suite 2635                   Member of the Board of
Boston, MA 02108             Governors of the Investment
                             Company Institute; and Trustee
                             of all of the Pioneer mutual
                             funds.

DAVID D. TRIPPLE*            Executive Vice President and a       1994                   -0-
(54)                         Director of PGI; President,
Executive Vice President     Chief Investment Officer and a
and Trustee                  Director of PMC; Director of
60 State Street              PFD, PCC, PIntl, PMIL, First
Boston, MA 02109             Russia, Omega, Pioneer SBIC
                             Corporation ("Pioneer SBIC"),
                             Pioneer Global Equity Fund
                             Plc, Pioneer Global Bond Fund
                             Plc, Pioneer DM Cashfonds
                             Plc, Pioneer European Equity
                             Fund Plc, Pioneer Central &
                             Eastern Europe Fund Plc and

                                                                               SHARES OF BENEFICIAL
                                                                               INTEREST OF THE FUND
       NAME, AGE,                                                               BENEFICIALLY OWNED
    POSITION(S) WITH              PRINCIPAL OCCUPATION             FIRST      AND PERCENTAGE OF TOTAL
        THE FUND                      OR EMPLOYMENT              BECAME A      SHARES OUTSTANDING ON
       AND ADDRESS                AND DIRECTORSHIPS(1)            TRUSTEE         MAY 31, 1998(2)
------------------------   ----------------------------------   ----------   ------------------------
                           Pioneer US Real Estate Fund
                           Plc; and Executive Vice
                           President and Trustee of all of
                           the Pioneer mutual funds.

STEPHEN K. WEST            Of Counsel to Sullivan &               1994                     -0-
(69)                       Cromwell (law firm); Trustee,
Trustee                    The Winthrop Focus Funds
125 Broad Street           (mutual funds); and Trustee of
New York, NY 10004         all of the Pioneer mutual
                           funds.

JOHN WINTHROP              President, John Winthrop &             1994                1,236.343
(61)                       Co., Inc. (private investment                              0.14% Class A
Trustee                    firm); Director of NUI Corp.                               0.06% Fund
One North Adgers Wharf     (energy sales, services and
Charleston, SC 29401       distribution); and Trustee of all
                           of the Pioneer mutual funds,
                           except Pioneer Variable
                           Contracts Trust.

------------
 * Messrs. Cogan and Tripple are "interested persons" of the Fund and PMC within the meaning of Section 2(a)(19) of the 1940 Act.
(1) Each nominee also serves as a trustee for each of the open-end investment companies (mutual funds) in the Pioneer family of mutual funds, for Pioneer Interest Shares, a closed-end investment company, and for each of the ten portfolios of Pioneer Variable Contracts Trust (except as noted). Except for Ms. Bush, each Trustee was most recently elected by the shareholders of the Fund in 1994. Ms. Bush was elected by the other Trustees in 1997.
(2) As of May 31, 1998, the Trustees and officers of the Fund beneficially owned, directly or indirectly, in the aggregate 1.05% of the Fund's outstanding shares.

     Ms. Piret, Mr. West and Mr. Winthrop serve on the Audit Committee of the Board of Trustees. The functions of the Audit Committee include recommending independent auditors to the Trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. Ms. Graham, Ms. Piret and Mr. Winthrop also serve on the Nominating Committee of the Board of Trustees. The primary responsibility of the Nominating Committee is the selection and nomination of candidates to serve as independent trustees. The Nominating Committee will consider nominees recommended by shareholders to serve as Trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

     During the fiscal year ended October 31, 1997, the Board of Trustees held twelve meetings, the Audit Committee held eleven meetings and the Nominating Committee held one meeting. All of the current Trustees and Committee Members then serving attended at least 75% of the meetings of the Board of Trustees or applicable committee, if any, held during the fiscal year ended October 31, 1997.

OTHER EXECUTIVE OFFICERS

     In addition to Messrs. Cogan and Tripple, who serve as executive officers of the Fund, the following table provides information with respect to the other executive officers of the Fund. Each executive officer is elected by the Board of Trustees and serves until his successor is chosen and qualified or until his resignation or removal by the Board. The business address of all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


 NAME, AGE AND POSITION
WITH THE FUND                     PRINCIPAL OCCUPATION(S)
-------------------------------   ----------------------------------------------
WILLIAM H. KEOUGH, 61, Treasurer  Senior Vice President, Chief Financial Officer
                                  and Treasurer  of  PGI; Treasurer of PFD, PMC,
                                  PSC,  PCC,  PIntl,  PMT,  PGL,  First  Russia,
                                  Omega, Pioneer SBIC, and all of the Pioneer mutual funds.

JOSEPH P. BARRI, 51, Secretary    Corporate  Secretary  of  PGI  and most of its
                                  subsidiaries; Secretary of all of the Pioneer mutual funds; Partner, Hale and Dorr LLP.

REMUNERATION OF TRUSTEES AND OFFICERS

     The following table provides information regarding the compensation paid by the Fund and the other investment companies in the Pioneer family of mutual funds to the Trustees for their services as indicated below. Compensation paid by the Fund to Messrs. Cogan and Tripple, interested persons of PMC, is reimbursed to the Fund by PMC. The Fund pays no salary or other compensation to its officers.

                                                    TOTAL COMPENSATION
                                                         FROM THE
                                                      FUND AND OTHER
                                      AGGREGATE        FUNDS IN THE
                                    COMPENSATION      PIONEER FAMILY
TRUSTEE                            FROM THE FUND+   OF MUTUAL FUNDS++
--------------------------------- ---------------- -------------------
John F. Cogan, Jr. ..............     $   500*         $   12,000*
Mary K. Bush ....................         576              30,000
Richard H. Egdahl, M.D. .........       1,730              62,000
Margaret B.W. Graham ............       1,730              60,000
John W. Kendrick ................       1,730              55,800
Marguerite A. Piret .............       1,948              80,000
David D. Tripple ................         500*             12,000*
Stephen K. West .................       1,835              63,800
John Winthrop ...................       1,936              69,000
 Totals .........................     $12,485          $  444,600

------------
 * PMC fully reimbursed the Fund and the other funds in the Pioneer family of mutual funds for compensation paid to Messrs. Cogan and Tripple.
 + For the fiscal year ended October 31, 1997.
++ For the calendar year ended December 31, 1997.

     To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of May 31, 1998, except Mr. Cogan who owned approximately 14% of such shares.

INVESTMENT ADVISER

     PMC, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser to the Fund. The Indian Adviser is Kothari Pioneer AMC Ltd. Subject to PMC's supervision, the Indian Adviser will continue to be responsible for managing the Fund's investments in Indian securities markets. The Indian Adviser is a joint venture between PMC and Investment Trust of India Limited. The address of the Indian Adviser is Kothari Buildings, 117, N.H. Road, Chennai 600 034, India.

PRINCIPAL UNDERWRITER

     PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter in connection with the continuous offering of shares of the Fund.

REQUIRED VOTE

     In accordance with the Fund's Agreement and Declaration of Trust, the vote of a plurality of all of the shares of the Fund voted at the Meeting is sufficient to elect the nominees.

                          PROPOSALS 3(a) THROUGH 3(d)

                      ELIMINATION OR AMENDMENT OF VARIOUS
                            INVESTMENT RESTRICTIONS

GENERAL

     The Trustees of the Fund recommend that shareholders approve the elimination or amendment of several of the Fund's investment restrictions, as described in detail below. All of the current restrictions proposed to be eliminated or amended are set forth in the Fund's Statement of Additional Information.

     Each proposal requires the separate approval of the shareholders of the Fund. Each of these restrictions is a fundamental investment policy that may only be changed by an affirmative 1940 Act Majority Vote. See "Required Vote" below.

3(A). AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING BORROWING

     The Fund's existing fundamental investment restriction regarding borrowing states that the Fund may not:

[italics]  borrow  money,   except  from  banks  as  a  temporary   measure  for
     extraordinary emergency purposes and except pursuant to reverse repurchase agreements, and then only in amounts not to exceed 33-1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets.
[normal type]

     If amended as proposed, the restriction will provide that the Fund may not:

[italics] borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes and except pursuant to reverse repurchase agreements, in all cases in amounts not to exceed 33-1/3% of the Fund's total assets (including the amount borrowed) taken at market value.

     [normal type] The 1940 Act requires that a fund state a fundamental policy regarding borrowing. The amendment is being proposed (1) to clarify that the Fund may borrow from banks for the purpose of meeting redemption requests, (2) to eliminate the restriction on purchasing securities when borrowings exceed 5% of the Fund's net assets and (3) to conform the restriction on borrowing to the policies of other Pioneer mutual funds. The Fund has no current intention of purchasing securities in the coming year while outstanding borrowings exceed 5% of the Fund's total assets. However, the Trustees believe it is best to create the flexibility to introduce such practices at some future time without the need for shareholder approval if this becomes desirable. In such event, the Statement of Additional Information would be amended accordingly.

3(B). ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING PLEDGING OF
      FUND ASSETS

     The Fund's existing fundamental investment restriction regarding pledging of Fund assets states that the Fund may not:

[italics]  pledge,   mortgage  or  hypothecate  its  assets,  except  to  secure indebtedness permitted by paragraph (2) above [the Fund's borrowing restriction] and then only if such pledging, mortgaging or hypothecating does not exceed 33-1/3% of the Fund's total assets taken at market value.

     [normal type] The 1940 Act does not impose any limitation upon pledging, mortgaging or hypothecating assets of an investment company. This policy originally was adopted in accordance with state securities laws that are no longer applicable. Consequently, the Fund proposes that this restriction be eliminated.

3(C). AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LOANS

     The Fund's existing fundamental investment restriction regarding making loans states that the Fund may not:

[italics] make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

[normal type]

     If amended as proposed, the restriction would provide that the Fund may not:

[italics] make loans, except by purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities.

     [normal type] The 1940 Act requires that a Fund state a fundamental investment policy regarding making loans. This amendment is being proposed to simplify and clarify the Fund's existing restriction, provide additional flexibility to adjust the Fund's debt security investment practices without the need to further revise the restriction and to conform the Fund's lending restriction to that of other Pioneer mutual funds.

3(D). AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING COMMODITIES

     The  Fund's   existing   fundamental   investment   restriction   regarding
commodities states that the Fund may not:

[italics] invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

     [normal type] If amended as proposed, the restriction would provide that the Fund may not:

[italics] invest in commodities or commodity contracts, except that the Fund may invest in financial futures contracts and related options and in any other financial instruments which may be deemed to be commodities or commodity contracts in which the Fund is not prohibited from investing by the Commodity Exchange Act and the rules and regulations thereunder.

     [normal type] The 1940 Act requires that a fund state a formal fundamental investment policy regarding investment in commodities. Any financial futures contract or related option is considered to be a commodity. Other types of financial instruments such as forward commitments and swaps might also be deemed to be commodities. The amendment is being proposed to clarify that the Fund may invest in financial futures contracts and related options for hedging and other purposes to the full extent permitted under the rules and regulations of the Commodity Futures Trading Commission, from time to time in effect, and to clarify that certain practices in which the Fund engages (such as forward foreign currency contracts) or might in the future engage are not subject to this restriction.

     A  financial  futures  contract  is a  contract  to buy or sell  units of a particular securities index or foreign currency at an agreed price on a specified future date. Depending on the change in value of the index or currency between the time when a fund enters into and terminates a financial futures transaction, the fund realizes a gain or loss. Financial futures and options on financial futures are typically used for hedging purposes and involve certain risks, including imperfect correlations between movements in the prices of financial futures and options and movements in the price of the underlying securities index or cur-
rency or the portfolio securities that are the subject of a hedge, potentially illiquid secondary markets at certain times and inability of the adviser to correctly predict market or currency movements. In the event that the Trustees decide in the future it is desirable for the Fund to engage in any such practices, the Fund's Prospectus will be revised accordingly, including the addition of appropriate risk disclosure.

TRUSTEES' RECOMMENDATIONS

     At the June 3, 1998 meeting, the Trustees unanimously approved and voted to recommend to the shareholders of the Fund that they approve the proposed elimination or amendment of certain of the Fund's investment restrictions as described above. The Trustees considered the fact that the proposed changes will clarify certain investment restrictions and provide the Fund with the flexibility to adjust to changing regulations and markets and new investment techniques without incurring the significant expense involved in soliciting proxies and holding shareholder meetings. The Trustees believe that this increased clarity and flexibility will be beneficial to present shareholders as well as potential investors.

     Except as described in this Proxy Statement, approval of the proposed changes to the investment restrictions will not result in changes in the Trustees, officers, investment programs and services or any operations that are described in the Fund's current Prospectus and Statement of Additional Information.

REQUIRED VOTE

     Adoption of each of Proposals 3(a) through 3(d) requires an affirmative 1940 Act Majority Vote. If all or some of the proposals are not approved by the shareholders of the Fund, the Fund will continue to adhere to the investment restriction(s) currently in effect.

     FOR  THE  REASONS  SET  FORTH  ABOVE,  THE  TRUSTEES   RECOMMEND  THAT  THE
SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSALS TO ELIMINATE OR AMEND CERTAIN INVESTMENT RESTRICTIONS.

                                  PROPOSAL 4

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Arthur Andersen LLP has served as the Fund's independent public accountant since the Fund's inception in 1994. Audit services during the fiscal year ended October 31, 1997 consisted of examinations of the Fund's financial statements for this period and reviews of the Fund's filings with the Securities and Exchange Commission.

     The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund or PMC, has selected Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998, subject to shareholder ratification at the Meeting. A representative of Arthur Andersen LLP is expected to be available at the Meeting to make a statement if he or she desires to do so and to respond to appro-priate questions. Arthur Andersen LLP has advised the Fund that it has no direct or indirect financial interest in the Fund.

REQUIRED VOTE

     The ratification of the selection of Arthur Andersen LLP as independent public accountants for the fiscal year ending October 31, 1998 requires the affirmative vote of a majority of the shares of the Fund, present in person or by proxy and entitled to vote at the Meeting.

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1998.

                                 OTHER MATTERS

SHAREHOLDER PROPOSALS

     The Fund is not required to hold annual meetings of shareholders and does not currently intend to hold such a meeting of shareholders in 1999.

SHARES HELD IN RETIREMENT PLANS

     PGI, as trustee or custodian of certain retirement plans, is permitted to vote any shares held in such plans and will do so if necessary to obtain a quorum.

PROXIES, QUORUM AND VOTING AT THE MEETING

     Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.

     A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the Proxy Statement). In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals, including the election of the nominees to the Board of Trustees, have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the Fund present in person or by proxy at the session of the Meeting to be adjourned.

The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of the Fund represented at the Meeting (including shares which abstain or do not vote with respect to one or more of the proposals) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal has the same legal effect as a vote against the proposal.

     Adoption by the shareholders of Proposals 1 and 3(a) through 3(d) requires the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy at the Meeting, or (ii) 50% or more of the outstanding shares of the Fund. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to any proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") of the Fund are present or represented by proxy. However, with respect to determining whether a proposal has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same legal effect as a vote against such proposal.

OTHER BUSINESS

     While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHODS OF SOLICITATION AND EXPENSES

     The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card will be borne by PMC. In addition to soliciting proxies by mail, PMC may, at PMC's expense, have one or more Fund officers, representatives or compensated third-party agents, including PMC, PSC and PFD, aid in the solicitation of proxies by personal interview or telephone and tele-graph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held as of the Record Date.

     The Fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Fund is unaware of any such challenge at this time. Shareholders would be called at the phone number PSC has in its records for their accounts and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

     Persons holding shares as nominees will be reimbursed by PMC, upon request, for the reasonable expenses of mailing soliciting materials to the beneficial owners of those shares.

     July 17, 1998

                           INTENTIONALLY LEFT BLANK

                          INTENTIONALLY LEFT BLANK

                           INTENTIONALLY LEFT BLANK

[landscape oriented on perforated top and proxy card]


                              FOR YOUR CONVENIENCE
      YOU MAY FAX YOUR VOTE, TOLL-FREE, DIRECTLY TO OUR PROXY TABULATOR AT
                                 1-888-451-8683
              PLEASE BE SURE TO SIGN YOUR CARD AND FAX BOTH SIDES.
                                                       ----------

 [triangle] Please fold and detach card at perforation before mailing [triangle]

--------------------------------[perforation]-----------------------------------

PROXY                                                                      PROXY
PIONEER INDIA FUND                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
60 STATE STREET, BOSTON,           TO BE HELD TUESDAY, SEPTEMBER 15, 1998
MASSACHUSETTS 02109


     The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) John
F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Special Meeting of Shareholders of Pioneer India Fund, a Delaware business trust (the "Fund"), to be held on Tuesday, September 15, 1998, at 2:00 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the Fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof (the "Meeting"), and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present:

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.


                                 Dated: __________________________________, 1998
                                 In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                 [      s i g n a t u r e       b l o c k      ]

                                                 Signature(s)

                                                                 016,116,516,816

                       PLEASE VOTE THIS PROXY CARD TODAY!
                                                   -----
                         YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS.

     NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.
     ----------------------------------------------------------------------

 [triangle] Please fold and detach card at perforation before mailing [triangle]

--------------------------------[perforation]-----------------------------------

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

(1)To approve a change to the Fund's primary    FOR       AGAINST    ABSTAIN
   investment focus pursuant to which the      [box]       [box]      [box]  (1)
   Fund will be permitted to invest
   substantially all of its assets in
   securities of Asian issuers, including
   those in India:
                                          FOR electing    WITHHOLD
                                          all nominees   authority to [optical
                                       (except as marked vote for all scanning
(2)To elect Trustees:                    to the left)      nominees    marker]
   The nominees for Trustees are: M.K. Bush,   [box]       [box]             (2)
   J.F. Cogan, Jr., Dr. R.H. Egdahl, M.B.W.
   Graham, J.W. Kendrick, M.A. Piret, D.D.
   Tripple, S.K. West and J. Winthrop.

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR
MORE OF THE NOMINEES, PLEASE WRITE NOMINEE
NAME(S) ON THE LINE BELOW.

___________________________________________
                                              FOR ALL
                                             except as
                                             marked to    AGAINST    ABSTAIN
(3)To approve amendment or elimination of     the left)     ALL        ALL
   the Fund's fundamental investment           [box]       [box]      [box]  (3)
   restriction regarding:

         (3a) Borrowing       (3c) Loans
         (3b) Pledging Assets (3d) Commodities

TO VOTE AGAINST ANY ONE OR MORE OF THE SUB-
PROPOSALS, PLEASE WRITE THE SUB-PROPOSAL(S)
ON THE LINE BELOW.

___________________________________________

(4)To ratify the selection of Arthur Andersen   FOR       AGAINST    ABSTAIN
   LLP as the Fund's independent public        [box]       [box]      [box]  (4)
   accountants for the fiscal year ending
   October 31, 1998:

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                                 016,116,516,816

[ logo
PIONEER]


Pioneer India Fund
60 State Street
Boston, MA  02109

July 1998

Dear Fellow Shareowner,

I am writing to let you know that a special meeting will be held September 15, 1998 for shareowners to vote on a number of important proposals for Pioneer India Fund (the Fund). As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters.

[callout in margin] VOTING YOUR SHARES BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

This package contains information about the proposals, along with a proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card.Your prompt vote will help save money. If a majority of shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. Both of these are costly processes.

Each of the proposals has been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS.

[callout in margin] THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

PROPOSAL 1:
APPROVE A CHANGE TO THE FUND'S PRIMARY INVESTMENT FOCUS, allowing the Fund to broaden its investment exposure to include countries in Asia (excluding Japan) as well as the Indian Subcontinent. The Fund's name would change to Pioneer Indo-Asia Fund.

If Proposal 1 is approved, the Fund's investment objective will remain long-term capital growth. However, the Fund WOULD NOT be required to maintain a specific percentage of its assets in any single country in the region, including India. The Trustees believe the proposed changes will be beneficial to current shareowners by making the Fund more competitive and more attractive to new investors. Also, if the proposed change is approved, the Fund's adviser, Pioneering Management Corporation, intends to reduce its annual management fee from 1.25% to 1.10% of the Fund's average daily net assets. With these changes, the Fund may be able to gather assets more effectively and take advantage of the efficiencies associated with managing a larger pool of assets, such as lower fixed expenses. The Fund would also have a broader spectrum of investments from which to build a diversified portfolio.

[callout in margin] PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

[callout in margin] CAST YOUR VOTE BY COMPLETING AND SIGNING THE PROXY CARD. PLEASE MAIL YOUR COMPLETED AND SIGNED PROXY AS QUICKLY AS POSSIBLE, USING THE POSTAGE-PAID ENVELOPE PROVIDED.

[callout in margin] CAST YOUR VOTE BY COMPLETING AND SIGNING THE PROXY CARD. PLEASE MAIL YOUR COMPLETED AND SIGNED PROXY AS QUICKLY AS POSSIBLE, USING THE POSTAGE-PAID ENVELOPE PROVIDED.

PROPOSAL 3(A), 3(B), 3(C) AND 3(D):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in place for other Pioneer funds. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For detail on each of the proposed changes, we encourage you to review the Proxy Statement.

PROPOSAL 4:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

Please feel free to call Pioneer at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,



/s/ John F. Cogan, Jr.
John F. Cogan, Jr.
Chairman and President


                                                                       0798-5422